Mezzanine Equity	12 Months Ended
Nov. 30, 2019
Temporary Equity Disclosure [Abstract]
Mezzanine Equity	Mezzanine Equity
Redeemable Noncontrolling Interests
At December 31, 2017, the redeemable noncontrolling interests primarily relate to National Beef and were held by its minority owners, USPB, NBPCo Holdings and the chief executive officer of National Beef. The holders of these interests shared in the profits and losses of National Beef on a pro rata basis with us. As discussed in Notes 1 and 27, we deconsolidated National Beef as a result of the 48% sale to Marfrig on June 5, 2018. Immediately prior to the deconsolidation, the cumulative increase in fair value of $237.7 million recorded to the redeemable noncontrolling interest since the initial acquisition of National Beef was reversed through Additional paid-in capital in the Consolidated Statement of Financial Condition.
The following table shows the activity of National Beef's redeemable noncontrolling interests (prior to its deconsolidation in June 2018) during the eleven months ended November 30, 2018 (in thousands):

Balance, January 1, 2018	$412,128
Income allocated to redeemable noncontrolling interests	37,141
Distributions to redeemable noncontrolling interests	(70,681)
Increase in fair value of redeemable noncontrolling interests charged to additional paid-in capital	21,404
Reversal of cumulative National Beef redeemable noncontrolling interests fair value adjustment prior to deconsolidation	(237,669)
Deconsolidation of National Beef	(162,323)
Balance, November 30, 2018	$—

At November 30, 2019 and 2018, redeemable noncontrolling interests include other redeemable noncontrolling interests of $26.6 million and $19.8 million, respectively, primarily related to our oil and gas exploration and development businesses.
Mandatorily Redeemable Convertible Preferred Shares
In connection with our acquisition of Jefferies Group in March 2013, we issued a new series of 3.25% Cumulative Convertible Preferred Shares ("Preferred Shares") ($125.0 million at mandatory redemption value) in exchange for Jefferies Group's outstanding 3.25% Series A-1 Cumulative Convertible Preferred Stock. The Preferred Shares have a 3.25% annual, cumulative cash dividend and are currently convertible into 4,440,863 common shares, an effective conversion price of $28.15 per share. The holders of the Preferred Shares are also entitled to an additional quarterly payment in the event we declare and pay a dividend on our common stock in an amount greater than $0.0625 per common share per quarter. The additional quarterly payment would be paid to the holders of Preferred Shares on an as converted basis and on a per share basis would equal the quarterly dividend declared and paid to a holder of a share of common stock in excess of $0.0625 per share.
In the third quarter of 2017, we increased our quarterly dividend from $0.0625 to $0.10 per common share. In the third quarter of 2018, we increased our quarterly dividend from $0.10 to $0.125 per common share. These increased the preferred stock dividend from $4.4 million for the twelve months ended December 31, 2017 to $4.5 million for the eleven months ended November 30, 2018 to $5.1 million for the twelve months ended November 30, 2019. On January 9, 2020, our Board of Directors increased our quarterly dividend by 20% to $0.15 per share. Based on our current quarterly dividend of $0.15 per common share, the effective rate on these Preferred Shares is approximately 4.5%. The Preferred Shares are callable beginning in 2023 at a price of $1,000 per share plus accrued interest and are mandatorily redeemable in 2038.